UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2015

RAPTOR PHARMACEUTICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7 Hamilton Landing, Suite 100

Novato, California 94949

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 408-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on August 20, 2015, Raptor Pharmaceutical Corp. (“Raptor”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Tripex Pharmaceuticals, LLC, a Delaware limited liability company (“Tripex”), pursuant to which Raptor will purchase from Tripex various assets and rights related to levofloxacin solution for inhalation, a pharmaceutical product also known as “Aeroquin,” “MP-376” and “Quinsair” (the assets to be purchased under the Purchase Agreement, the “Transferred Assets,” and the purchase of the Transferred Assets, the “Asset Purchase”). Raptor’s and Tripex’s obligations to close the Asset Purchase are subject to the satisfaction or waiver of certain conditions, including, among other things, (a) the accuracy of each other’s representations and warranties, (b) the performance of each other’s covenants, and (c) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Act. Raptor’s obligations to close the Asset Purchase are subject to the satisfaction or waiver of certain additional conditions. Raptor and/or Tripex have the right to terminate the Purchase Agreement under various circumstances, including, among other things, if the Asset Purchase has not been consummated by December 31, 2015.

Also as previously disclosed, pursuant to the Purchase Agreement, at the closing of the Asset Purchase, Raptor will assume Tripex’s rights and certain obligations under the Development and License Agreement (the “Development and License Agreement”), dated as of February 11, 2006, between PARI Pharma GmbH, a German corporation and successor in interest to PARI GmbH, a German corporation (“PARI”), and Mpex Pharmaceuticals, Inc., a prior owner of the Transferred Assets. Also as previously disclosed, on August 20, 2015, Raptor and PARI entered into a Commercial Supply Agreement (the “Commercial Supply Agreement”) and a Letter Agreement (the “PARI Letter Agreement”), which Letter Agreement provides that PARI and Raptor will enter into Amendment No. 1 to the Development and License Agreement (the “PARI Amendment”) following the closing of the Asset Purchase. Also as previously disclosed, on August 20, 2015, Raptor, Tripex and certain Tripex members that may receive shares of Raptor common stock pursuant to the Purchase Agreement entered into a registration rights agreement (the “Registration Rights Agreement”) with respect to the shares of Raptor common stock that may be issued by Raptor as consideration pursuant to the Purchase Agreement.

Copies of each of the Purchase Agreement, the Development and License Agreement, the Commercial Supply Agreement, the PARI Letter Agreement, the form of the PARI Amendment and the Registration Rights Agreement are filed hereto as exhibits. Certain information has been omitted from the Purchase Agreement, the Development and License Agreement, the Commercial Supply Agreement, the PARI Letter Agreement and the form of the PARI Amendment, each pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.

The Purchase Agreement is being filed to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual, business or operational information about the parties thereto. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such Purchase Agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including, to the extent agreed by the parties, being qualified by disclosures: (i) exchanged between the parties in connection with the execution of the Purchase Agreement and (ii) contained in the disclosure schedules to the Purchase Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk among the parties to the Purchase Agreement based on the relative knowledge of the parties and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Raptor’s public disclosures.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

2.1*	Asset Purchase Agreement, dated as of August 20, 2015, between Raptor Pharmaceutical Corp. and Tripex Pharmaceuticals, LLC

4.1	Registration Rights Agreement, dated as of August 20, 2015, by and among Raptor Pharmaceutical Corp., Tripex Pharmaceuticals, LLC and certain members of Tripex Pharmaceuticals, LLC

10.1*	Development and License Agreement, dated as of February 11, 2006, between PARI Pharma GmbH, successor in interest to PARI GmbH, and Mpex Pharmaceuticals, Inc.

10.2*	Commercial Supply Agreement, dated as of August 20, 2015, between Raptor Pharmaceutical Corp. and PARI Pharma GmbH

10.3*	Letter Agreement, dated as of August 20, 2015, between Raptor Pharmaceutical Corp. and PARI Pharma GmbH

10.4*	Form of Amendment No. 1 to Development and License Agreement, to be entered into by and between Raptor Pharmaceutical Corp. and PARI Pharma GmbH

*	Certain information omitted pursuant to a request for confidential treatment filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2015	RAPTOR PHARMACEUTICAL CORP.

	By:	/s/ Michael P. Smith
	Name:	Michael P. Smith
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description

2.1*	Asset Purchase Agreement, dated as of August 20, 2015, between Raptor Pharmaceutical Corp. and Tripex Pharmaceuticals, LLC

4.1	Registration Rights Agreement, dated as of August 20, 2015, by and among Raptor Pharmaceutical Corp., Tripex Pharmaceuticals, LLC and certain members of Tripex Pharmaceuticals, LLC

10.1*	Development and License Agreement, dated as of February 11, 2006, between PARI Pharma GmbH, successor in interest to PARI GmbH, and Mpex Pharmaceuticals, Inc.

10.2*	Commercial Supply Agreement, dated as of August 20, 2015, between Raptor Pharmaceutical Corp. and PARI Pharma GmbH

10.3*	Letter Agreement, dated as of August 20, 2015, between Raptor Pharmaceutical Corp. and PARI Pharma GmbH

10.4*	Form of Amendment No. 1 to Development and License Agreement, to be entered into by and between Raptor Pharmaceutical Corp. and PARI Pharma GmbH

*	Certain information omitted pursuant to a request for confidential treatment filed with the SEC.